Exhibit 99.1

 Investor presentation  August 2024  NASDAQ: FEMY  Disrupting Convention in Women’s Reproductive Health Through Continuous Innovation

 This Presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations and financial conditions, including but not limited to current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, results of clinical trials and other future conditions. Words such as, but not limited to, "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "potential", "predict", "project", "should", "will", "would" or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes, identify forward-looking statements.  These forward-looking statements reflect management's beliefs and views with respect to future events and are based on estimates and assumptions as of the date of this Presentation and are subject to risks and uncertainties. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company qualifies all of the forward-looking statements in this Presentation by these cautionary statements. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.  Statements contained herein are made as of the date of this Presentation unless stated otherwise, and neither this Presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that the information will be updated or revisited to reflect information that subsequently becomes available or changes occurring after that date hereof.  Certain information contained in this Presentation relates to or is based on statistical and other industry and market data obtained from independent industry publications and research, surveys and studies conducted by independent third parties as well as the Company's own estimates. The market data used in this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. The Company's estimates of the total addressable market of the patient population with the potential to benefit from treatment with any products and product candidates the Company may develop, our ability to commercialize our products and product candidates, or the effect of delays in commercializing include several key assumptions based on its industry knowledge, industry publications and third-party research, which may be based on a small sample size and may fail to accurately reflect the addressable patient population. While the Company believes that its internal assumptions are reasonable, no independent source has verified such assumptions.  This Presentation contains trademarks, trade names, or service marks belonging to other entities. The Company does not intend the use or display of other parties' trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, or by these other parties.  NASDAQ: FEMY  2  Forward Looking Statements

Femasys Overview

Empowering Women & Enabling Choice

Femasys is committed to providing women with revolutionary products as they seek solutions throughout their reproductive journey. Technological advancements in female reproductive health are long overdue, driving our focus to develop in-office, accessible, and innovative options.

MAIN AREAS OF FOCUS

Infertility

- FemaSeed® Intratubal Insemination
- FemVue® Contrast-Generating Device

Contraception

- FemBloc® Permanent Birth Control

Cancer Diagnostic

- FemCerv® Endocervical Tissue Sampler



NASDAQ: FEMY 3

 Investment Highlights  NASDAQ: FEMY  4  Mission  Develop disruptive broad portfolio of products for women’s health   Address multi-billion-dollar global market opportunities  Infertility therapeutic and diagnostic  Permanent birth control  Improve patient care and health economics  Differentiator  Minimal competition with well defined reimbursement strategies  Commercial-readiness with in-house CMC and device manufacturing  Achieved global regulatory approvals, including U.S., Europe, Japan, and Canada  Foundation  Woman-founded and led, experienced leadership team  Intellectual property portfolio with >180 patents globally  Cash runway into July 2025  Four commercial-stage products and one in late-stage clinical trial  NASDAQ: FEMY  (IPO June 2021)  Stock Price(as of 08/29/24)  $1.16  Share Count  22.2M  Market Capitalization(as of 08/29/24)  $25.8M  Cash  (as of 06/30/24)  $13.5M

 Key Leadership  Kathy Lee-Sepsick  President, CEO, Founder  30+ years of experience  Terumo Medical, Novoste, Salumedica  Dov Elefant  Chief Financial Officer  30+ years of experience  Cellectar Biosciences, Akari Therapeutics, Lev Pharmaceuticals, EpiCept  James Liu, MD  Chief Medical Officer  40+ years of experience  Chair, Dept OB/ GYN University Heath System, Chair Dept Reproductive Biology at Case Western, and Division Head University of Cincinnati  Richard Spector  Chief Commercial Officer  25+ years of experience  Quilibrium, Insulet, OvaScience, NeoMatrix, Cytyc Surgical  Dan Currie  Chief Operating Officer  30+ years of experience  Ciba Vision, Novoste, Salumedica  Christine Thomas  SVP, Regulatory & Clinical  20+ years of experience  GE Healthcare, Boston Scientific, Smiths Medical, RTI Surgical  NASDAQ: FEMY  5

 Commercially Available Products  Treatment  Intratubal Insemination  Diagnostic  Contrast-Generating Device  Diagnostic  Selective Delivery Catheter  Diagnostic  Endocervical Tissue Sampler  Office-based, minimally invasive solutions utilizing shared delivery platforms  Product Candidate  Research Preclinical  Stage I  Safety  Clinical Trial  Stage II  Validation  Stage III  Pivotal  NASDAQ: FEMY  6  Solutions for Women Through the Continuum of Care

 Infertility-Focused Portfolio  Intratubal Artificial Insemination  FDA-cleared, innovative first-line infertility treatment for directed sperm delivery  Positive topline results announced  NASDAQ: FEMY  7  Tubal Diagnosis with Ultrasound  FDA-cleared, first in-office ultrasound evaluation of fallopian tubes

No Affordable infertility Options Introduced in Decades

~10M women in the U.S. struggle with infertility[1]

~50% due to male factor[2]

Sperm counts worldwide have declined by >50%[3]

Key Trends:

- 43 U.S. states have recorded lowest fertility rate in last three decades[4]
- 9.14 million women have received infertility services at some time in their lives[5]



NOTES:
1. https://www.cdc.gov/nchs/nsfg/key_statistics/i-keystat.htm.
2. Kumar N, et al. (2015)
3. Levine H. et al. (2023)
4. Centers for Disease Control and Prevention (2019)
5. Chandra A, et al. (2014)

femasys NASDAQ: FEMY 8

FemaSeed and FemVue Provide Next Generation Options



Patient Journey (U.S.)

4.3M
seek evaluation only

~1M
cycles/ year

~200k
cycles/ year



DISCUSSION



DIAGNOSIS


PRESCRIPTION ONLY
MEDICINE
Clomid

DRUGS


Sperm
Catheter

IUI



IVF

Centers for Disease Control and Prevention. 2019 Assisted Reproductive Technology Fertility Clinic and National Summary Report. US Dept of Health and Human Services; 2021.

femasys
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 Natural contrast flows in tube  Allows for selective evaluation when needed  Video will open in browser window.  Intended Population:  Baseline diagnostic test for infertility and prior to insemination  (Note: blocked tubes are a silent factor affecting 1 in 3 infertile women)  NASDAQ: FEMY  10  Safe   Cost-Effective   Time Saving  Infertility Portfolio: from Diagnosis to Treatment

 Delivers sperm to site of conception  NO CATHETERIZATION  Video will open in browser window.  Intended Population:  Infertile women/ couples  Patients desiring insemination, including same sex couples & single women  NASDAQ: FEMY  11  Requires at least one open fallopian tube  (FemVue can confirm first)  Safe  Cost-Effective   Enhance Fertilization  Infertility Portfolio: from Diagnosis to Treatment

FemaSeed Overcomes the Last Barrier to Natural Fertilization


Fallopian Tube
Egg
FemaSeed
IUI
Uterus
Cervix
Vagina

Advantages from Market Research

92% of Survey Respondents had Favorable Impression of FemaSeed*

"It's angle toward the opening (ostia) is the most critical finding that I am impressed with that allows sperm to be the closest to the egg."

- Reproductive Endocrinologist HCP*

"Delivery to fallopian tube makes sense with low count [sperm] cases to improve efficacy."

- Reproductive Endocrinologist HCP*

"It's an interesting concept for women who have unilateral disease [blocked tube]."

- Reproductive Endocrinologist HCP*

*Femasys proprietary market research (100 reproductive endocrinologists).

femasys
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 FemaSeed Offers Significant Competitive Advantages  NASDAQ: FEMY  13  Assisted Reproductive Approaches  Artificial Insemination  IVF  ICSI  IUI  No surgery  No egg retrieval or storage  No required injections  Delivery to fallopian tubes (site of conception)  NA  NA  Cost-effective  Minimal safety risks  Low male sperm count efficacy  Single fallopian tube solution  NA  NA  Widespread accessibility  Varies  Varies

FemaSeed Top Line Data from Pivotal Trial Demonstrates Significant Progress in Fertility Treatment

Trial Enrollment Completed Q4 2023

Trial Design (NCT 04966847)

- Prospective, unblinded pivotal trial evaluating the safety and efficacy of FemaSeed
- Primary endpoint: pregnancy rate
- Safety: 7-week follow-up period post FemaSeed

Trial Results

– 24% pregnancy rate for male factor infertility following FemaSeed
– More than double pregnancy rate when compared to historic intrauterine insemination (IUI) for similar patient population
– Majority of women who became pregnant did so after first FemaSeed procedure
– No new safety concerns reported, and all AEs consistent with IUI femasys
NASDAQ: FEMY 14

 Commercialization Strategy in U.S.  Initial Focus  Expanded Focus  ~40,000 Gynecologists  ~1,700  Infertility Specialists  Limited Market Release  Focused regions and targeted audience  Focused sales and marketing efforts  Monitoring, evaluation and iterative improvement  NASDAQ: FEMY  15  Expanded Market Release  Wider distribution and geographical expansion  Targeted marketing and sales strategies  Education and training  Expanded product offerings  Customer support, feedback collection, and monitoring market performance

FemaSeed Priced to Support First-Line Treatment Option

Population	Infertile Women/ Couples Seeking Treatment		Subset of Infertile (After 1-3 IUI cycles or as indicated)
	IUI Intrauterine Insemination	**femaSeed** Intratubal Insemination	**IVF/ICSI** In vitro fertilization / intracytoplasmic sperm injection
Average Total Cost	**$500-$4,000**[1] total per cycle including ultrasound monitoring, and optional ovulation drugs[2]	**+device** per cycle above IUI cost	**$30,000** total per cycle, including ultrasound monitoring, ovulation drugs, egg extraction and freezing[3]
Reimbursement	• If insurance, covered under IUI codes (service, sperm washing) • Insurance with positive coverage policy typically covers 3-6 cycles • Required prior to IVF/ ICSI in many coverage policies		• 14/20 covered states that have fertility insurance coverage, include IVF

NOTES:
1. https://www.fertilityiq.com/iui-or-artificial-insemination/the-cost-of-iui
2. Parenthood, Planned. "What Is Intrauterine Insemination (IUI)?" Planned Parenthood, https://www.plannedparenthood.org/learn/pregnancy/fertility-treatments/what-iui.
3. Ravitsky, et al. The forgotten men: rising rates of male infertility urgently require new approaches for its prevention, diagnosis and treatment. Biology of Reproduction, 2019, 101(5), 872-874.

femasys

NASDAQ: FEMY 16

FemaSeed has Significant Potential Revenue Opportunity

Immediate addressable market	**~ 1 million*** IUI cycles/ yr	**~$1 B** market opportunity
Immediate expansion	**4.8 million** women seek evaluation & treatment	**Expansion opportunity**
Future expansion	**4.3 million** women seek evaluation only	

*Centers for Disease Control and Prevention. 2019 Assisted Reproductive Technology Fertility Clinic and National Summary Report. US Dept of Health and Human Services; 2021.

femasys NASDAQ: FEMY 17

 In-Office Sterilization  First and only non-surgical, in-office, permanent birth control option  In late-stage clinical development with on-going pivotal trial  Potential to be the safest and most natural approach at substantially less cost than the long-standing surgical alternative  NASDAQ: FEMY  18

 Lack of Innovation in Last Century for Permanent Birth Control  >13M  Women in the U.S. no longer intend to have children  800,000  women choose surgical tubal ligation as a form of permanent birth control every year*  >12M  use non-permanent birth control long-term  $2B  NASDAQ: FEMY  19  annual market opportunity  $20B  total market expansion  *Frattarelli 2007

 FemBloc Permanent Birth Control & Confirmation Test  Biopolymer designed to expel within 3 months  Balloon positioned at tubal opening  Biopolymer solidifies  Biopolymer degrades leaving tissue in-growth to block tubes  Video will open in browser window.  Video will open in browser window.  Ultrasound-Based Confirmation Test  (to ensure success)  Safe • Convenient -Office • Lower Cost  NASDAQ: FEMY  20  In

FemBloc Clinical Studies for Pre-Market Approval (PMA)

Stage III: FINALE Pivotal Clinical Trial

Trial Design *(IDE approved June 2023; currently enrolling)*

- Prospective, multi-center, open-label, single-arm study
  - Roll-in study design (50 subjects in part A for safety)
  - Endpoints:
    - Primary: pregnancy rate at 1-year after using FemBloc (N=401)
    - Secondary: safety and various in-office assessments
- Additional Analysis:
  - 2-5 years post-market for safety
  - Interim analysis: after 300 women have relied on FemBloc for 1-year

Completed Earlier FemBloc Supportive Studies (N=321)		
Early Clinical (N=93)	**Stage I:** Safety (N=183); IDE approved	**Stage II:** Validation (N=45); IDE approved
Evaluated Delivery & Biopolymer	No Serious AEs Reported; 5-year follow-up for safety	Selection of Confirmation Test for Pivotal; 5-year follow-up for safety femasys
NASDAQ: FEMY
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FemBloc Safety Profile  (N = 228 subjects from Stage I & II; 5-year follow-up on-going)  215  28  57  12  18  0  50  100  150  200  250  Day of Day 2 Day 3 Day 4 Day 5 Day 6 Day 7 FemBloc  Treatment  Day 8-90  Day of Confirmation  Number of AEs Reported  8%  16%  3%  5%  4%  5  0.5% 0.5% 0.8%  Timing of AEs  No SAEs  91% AEs related to device/procedure  occurred within 7 days of procedure  Other Key Findings:  Investigator Rating:  ⎼ 96% extremely or very satisfied with FemBloc  Most common AEs:  ⎼ 59% bleeding/ spotting  ⎼ 55% pain/ cramps  Mean pain score per visual analog scale (0-10):  ⎼ 4.6 FemBloc  ⎼ 3.4 confirmation test  NASDAQ: FEMY  22

 FemBloc Improves Health Economics  0  1000  2000  3000  4000  5000  6000  Cost Breakdown Compared to Alternative  $6,000*  Amount in $  Pre-Op  Facility  Anesthesia  Post-Op  Cost of FemBloc System  Anesthe  Physician / Practice  FemBloc estimate  < ½ cost of surgery  Physician  Surgical Tubal Ligation FemBloc  NO COST TO PATIENT  (covered under Affordable Care Act)  FemBloc Efficiencies  In-office procedure expands practice services  Can perform multiple procedures in same room  Quick to perform; ease of room turnover  Patient immediately resumes normal activities  *Planned Parenthood 2019, https://www.plannedparenthood.org/learn/birth-control; Doximity 2019; U.S. Bureau of Labor Statistics, 2019.  NASDAQ: FEMY  23

 FemBloc Offers Significant Competitive Advantages  Permanent Birth Control  Temporary  Surgical Sterilization (94% effective*)  Essure®  No longer marketed  (95% effective*)  IUD  Permanent  Office procedure  Some  No special capital equipment  No anesthesia  No implant (coil/clip)  No surgery (risks/cost)  No hormones  Coverage in place/anticipated  Worldwide accessibility  Varies  Off Market  *Fertility and Sterility, 2022  NASDAQ: FEMY  24

 Milestones  Q1  Top line data for FemaSeed pivotal clinical trial (LOCAL)  Inflection points that create value for investors  NASDAQ: FEMY  25  Initial commercial  team on-boarded  Limited market  release of infertility product portfolio in North America  Achieve CE mark for infertility product portfolio  Expand market release of infertility product portfolio to additional regions in North America  Q2  Q3  Q4  ACHIEVED  ACHIEVED  ACHIEVED

 Investment Highlights  NASDAQ: FEMY  26  Mission  Develop disruptive broad portfolio of products for women’s health   Address multi-billion-dollar global market opportunities  Infertility therapeutic and diagnostic  Permanent birth control  Improve patient care and health economics  Differentiator  Minimal competition with well defined reimbursement strategies  Commercial-readiness with in-house CMC and device manufacturing  Achieved global regulatory approvals, including U.S., Europe, Japan, and Canada  Foundation  Woman-founded and led, experienced leadership team  Intellectual property portfolio with >180 patents globally  Cash runway into July 2025  Four commercial-stage products and one in late-stage clinical trial

 Contact Details  Investor Relations:  IR@femasys.com  Media Inquiries:  PR@femasys.com